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                                                                   Exhibit 10.31



APPLIED MATERIALS

                                                        [APPLIED MATERIALS LOGO]



DATE:     October 13, 2000

TO:       Rick Siptrott

FROM:     Mike Berkaw

SUBJECT:  Contract Extension


Dear Rick,

I would like to extend the expiration date on our contracts 982812 and 947024 from their current expiration date to 12/29/00. All terms and conditions will remain in full effect. Please confirm your acceptance of this extension by signing below and returning this letter to my attention via fax number
(512) 272-3908.


/s/ R.P. Siptrott
-----------------------------
accepted for MKS Instruments

October 13, 2000
------------------------------
date

Sincerely,


/s/ Mike Berkaw
Mike Berkaw
Chemical Delivery SMO